UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013 (June 27, 2013)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS

On June 27, 2013, Arkansas Best Corporation (Nasdaq: ABFS) issued a press release announcing that its ABF Freight System, Inc., (“ABF”) employees represented by the International Brotherhood of Teamsters (“IBT”), had ratified ABF’s national collective bargaining agreement for the next five years.

A majority of the supplements to the ABF National Master Freight Agreement also passed. The remaining supplemental agreements will require additional action relating to various local work rules and other technical items, before the entire contract becomes effective.

Because of the additional action needed for the remaining supplemental agreements, ABF and the IBT have agreed to an extension of ABF’s current labor contract through July 31, 2013.

A copy of the press release is furnished as an exhibit to this Report on Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits.

99.1                        Press release of Arkansas Best Corporation dated June 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)

Date:	July 1, 2013	/s/ Michael R. Johns
Michael R. Johns
Vice President — General Counsel
and Corporate Secretary